UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 5

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its Annual Meeting of Stockholders on December 10, 2013, at which the stockholders voted on the following proposals:

Proposal I - Election of Directors to three-year terms ending on the date of the Annual Meeting of Stockholders in 2016:

Nominee

For

Withheld

Non-Vote

William R. Fenoglio

10,624,567

87,474

808,004

Thomas J. Hansen

10,654,320

57,721

808,004

H. Nicholas Muller, III

10,525,617

186,424

808,004

Proposal II – Advisory vote on the total compensation paid to the executives of the Company:

For

10,154,719

Against

211,714

Abstain

345,568

Broker Non-Vote

808,004

Proposal III - Ratification of appointment of Deloitte & Touche LLP as Independent Public Accountants of the Company for the fiscal year ending June 30, 2014:

For

11,353,098

Against

150,828

Abstain

16,119

Broker Non-Vote

--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

 /s/ Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: December 11, 2013

Signing on behalf of the registrant and as principal financial officer